EX-99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Neil M. Solomon, President and Treasurer of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), certify to the best of my knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Neil M. Solomon
-------------------
Neil M. Solomon
President
January 29, 2004

/s/ Neil M. Solomon
-------------------
Neil M. Solomon
Treasurer
January 29, 2004

This certification is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.